Exhibit 99.1

CoBiz Financial Announces Selected Fourth Quarter 2015 Results

Denver -- CoBiz Financial Inc. (NASDAQ: COBZ), a financial services company with $3.4 billion in assets, announced certain selected financial results for the fourth quarter of 2015.

Release of full financial results is being delayed pending the completion of an impairment analysis related to an $11.2 million Commercial & Industrial (C&I) credit with a for-profit, technical college that was downgraded and classified as impaired and placed on nonaccrual during the fourth quarter.  The relationship is not part of a syndicate, or shared national credit program.  Including the impairment loss on this credit, the Company expects to recognize a provision for loan loss of $4.4 million to $6.4 million for the fourth quarter 2015.  This expected provision amount is based on a preliminary impairment analysis and is subject to change until the year-end financial reporting process is complete.

The Company currently expects to announce its complete financial results for the year ended December 31, 2015 and to host a conference call to discuss fourth quarter 2015 financial results on or about February 12, 2016, in conjunction with filing its 2015 Form 10-K.

Noted below are certain preliminary financial results,  which are not impacted by the C&I credit relationship discussed above.

Select Financial Highlights – Fourth Quarter 2015

•Loans at December 31, 2015 increased $78.2 million from September 30, 2015, or 11.8% annualized, and $293.6 million, or 12.2%, from December 31, 2014.

•Deposits at December 31, 2015 increased $34.3 million from September 30, 2015, or 5.0% annualized, and $249.4 million, or 10.0%, from December 31, 2014.

•As part of ongoing efficiency measures, the Company recorded severance expense of $1.0 million in the fourth quarter of 2015.

Loans

	Quarter ended (unaudited)			4Q15 change vs.
(in thousands)	4Q15	3Q15	4Q14	3Q15		4Q14
LOANS
Commercial	$1,175,379	$1,173,950	$977,699	$1,429	0.1%	$197,680	20.2%
Owner-occupied real estate	436,643	443,907	422,471	(7,264)	(1.6)%	14,172	3.4%
Investor real estate	579,625	474,284	567,248	105,341	22.2%	12,377	2.2%
Construction & land	201,281	229,284	181,864	(28,003)	(12.2)%	19,417	10.7%
Consumer	253,317	244,994	207,955	8,323	3.4%	45,362	21.8%
Other	52,960	54,634	48,338	(1,674)	(3.1)%	4,622	9.6%
Total loans	$2,699,205	$2,621,053	$2,405,575	$78,152	3.0%	$293,630	12.2%

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•Loans at December 31, 2015 increased $78.2 million from September 30, 2015, or 11.8% annualized, and $293.6 million, or 12.2%, from December 31, 2014.

•During the fourth quarter of 2015, $64.1 million of construction loans were transferred to the investor real estate category upon project completion and stabilization.

•Loans increased $31.4 million in the Arizona market and $46.7 million in the Colorado market from September 30, 2015.

	Quarter ended (unaudited)
(in thousands)	4Q15	3Q15	2Q15	1Q15	4Q14
Loans - beginning balance	$2,621,053	$2,496,113	$2,449,542	$2,405,575	$2,357,069
New credit extended	187,750	261,764	197,340	151,539	177,247
Credit advanced	129,789	131,936	114,932	105,157	100,921
Paydowns & maturities	(239,212)	(268,673)	(265,459)	(211,937)	(228,914)
Gross loan charge-offs	(175)	(87)	(242)	(792)	(748)
Loans - ending balance	$2,699,205	$2,621,053	$2,496,113	$2,449,542	$2,405,575

Net change - loans outstanding	$78,152	$124,940	$46,571	$43,967	$48,506

•New credit extensions and advances improved in 2015 over prior years. However, the Company experienced a higher level of paydowns and maturities, particularly within the commercial real estate portfolio.

•Commercial line utilization was 34.5% at December 31, 2015, compared to 34.7% and 36.2%, respectively, at the linked- and prior-year quarter ends.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			4Q15 change vs.
(in thousands)	4Q15	3Q15	4Q14	3Q15		4Q14
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$804,777	$832,131	$661,519	$(27,354)	(3.3)%	$143,258	21.7%
Interest-bearing demand	585,524	572,848	531,365	12,676	2.2%	54,159	10.2%
Savings	18,078	18,540	15,236	(462)	(2.5)%	2,842	18.7%
Certificates of deposits under $100	21,515	22,220	24,184	(705)	(3.2)%	(2,669)	(11.0)%
Certificates of deposits $100 and over	94,260	100,958	122,216	(6,698)	(6.6)%	(27,956)	(22.9)%
Reciprocal CDARS	37,223	32,969	64,607	4,254	12.9%	(27,384)	(42.4)%
Total interest-bearing deposits	1,561,377	1,579,666	1,419,127	(18,289)	(1.2)%	142,250	10.0%
Noninterest-bearing demand deposits	1,180,335	1,127,747	1,073,164	52,588	4.7%	107,171	10.0%
Total deposits	2,741,712	2,707,413	2,492,291	34,299	1.3	249,421	10.0
Customer repurchase agreements	47,459	62,182	49,976	(14,723)	(23.7)%	(2,517)	(5.0)%
Total deposits and customer repurchase agreements	$2,789,171	$2,769,595	$2,542,267	$19,576	0.7%	$246,904	9.7%

•Total deposits at December 31, 2015 increased $34.3 million from September 30, 2015 and $249.4 million from December 31, 2014.

oGiven the nature of commercial deposits, end-of-period balances may vary significantly on a day-to-day basis.  Average deposits for the fourth quarter of 2015 increased $106.9 million, and 16.1% annualized, from the linked-quarter, and $288.1 million, or 11.8%, from the prior-year quarter.

•Noninterest-bearing demand accounts increased $52.6 million from September 30, 2015 and were 43.1% of total deposits at December 31, 2015.

oAverage noninterest-bearing demand accounts increased $95.9 million from the third quarter of 2015 and were 42.8% of total average deposits for the fourth quarter of 2015.

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Credit Quality

	Quarter ended (unaudited)
(in thousands)	4Q15	3Q15	4Q14
CREDIT QUALITY
Nonaccrual loans	$15,717	$4,881	$8,994
Loans 90 days or more past due and accruing interest	505	-	161
Total nonperforming loans	16,222	4,881	9,155
OREO and repossessed assets	5,079	5,481	5,819
Total nonperforming assets	$21,301	$10,362	$14,974

Performing renegotiated loans	$28,196	$29,567	$27,275
Classified loans	$51,078	$41,190	$36,940

ASSET QUALITY MEASURES
Nonperforming loans to total loans	0.60%	0.19%	0.38%
Nonperforming loans and OREO to total loans and OREO	0.79%	0.39%	0.62%

•Nonperforming assets (NPAs) increased by $10.9 million from the third quarter of 2015 to $21.3 million at December 31, 2015.  Classified loans had a corresponding increase.

oThe increase in NPAs and Classified loans was driven by the downgrade of the large C&I credit discussed above, which was classified as impaired and placed on nonaccrual during the fourth quarter of 2015.

Net Interest Income and Margin

•Net interest income on a tax-equivalent basis was $29.9 million for the fourth quarter of 2015, an increase of $1.0 million from the third quarter of 2015 (linked-quarter), and $1.4 million from the prior-year quarter. On an annual basis, tax-equivalent net interest income increased by $7.7 million to $117.4 million.

•Interest expense of $1.8 million related to the $60.0 million of unsecured fixed-to-floating rate subordinated notes due 2030 (Notes) issued in late June 2015 is included in net interest income for the year ended December 31, 2015.

•Net Interest Margin (NIM) was relatively stable from the linked-quarter, but contracted 21 basis points from the prior-year quarter to 3.73%.  For the full year, NIM was 3.86% in 2015 as compared to 3.91% in 2014.

oNIM was impacted by the Notes offering, which contributed 11 basis points of the contraction to the reported NIM for the fourth quarter of 2015 compared to the prior-year quarter, but did not impact the linked-quarter comparison.

oThe NIM for the full year of 2015 benefited from the recognition of past-due interest collected on problem loan resolutions and prepayment penalties, particularly in the first half of 2015.

•Supporting the growth in net interest income was an increase in the earning asset base and improved deposit composition.

oQuarterly average loans increased $111.9 million, or 17.5% annualized, from the linked-quarter, and $291.2 million, or 12.3%, from the prior-year quarter.

oQuarterly average deposits increased $106.9 million, or 16.1% annualized, from the linked-quarter, and $288.1 million, or 11.8%, from the prior-year quarter.

oAverage noninterest-bearing demand accounts increased $95.9 million from the third quarter of 2015 and $124.4 million from the prior-year quarter.

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Noninterest Income

•The Company has decided to focus on fee-based business lines with recurring revenue and as of March 31, 2015 ceased offering investment banking services. The operations of GMB have been reported as discontinued operations retrospectively for all periods presented.

	Quarter ended (unaudited)			4Q15 change vs.
(in thousands)	4Q15	3Q15	4Q14	3Q15		4Q14
Noninterest income:
Deposit service charges	$1,424	$1,490	$1,404	$(66)	(4.4)%	$20	1.4%
Investment advisory income	1,388	1,478	1,454	(90)	(6.1)%	(66)	(4.5)%
Insurance income	2,937	3,023	2,872	(86)	(2.8)%	65	2.3%
Other income	2,236	1,433	1,762	803	56.0%	474	26.9%
Total noninterest income	$7,985	$7,424	$7,492	$561	7.6%	$493	6.6%

•Noninterest income was $8.0 million for the fourth quarter of 2015, an increase of $0.6 million from the linked-quarter and $0.5 million from the prior-year quarter.

oOther income increased from the linked-quarter primarily due to greater income on equity method investments and positive valuation adjustments on the interest rate hedging portfolio. The improvement over the prior-year quarter is due mainly to fees from the sale of interest rate swaps and the positive valuation adjustments on the interest rate hedging portfolio.

•On an annual basis, noninterest income increased $2.8 million to $30.7 million for the year ended December 31, 2015.

oNoninterest income for 2014 was adversely impacted by a $1.3 million valuation adjustment on one of the Company’s limited partnership interests accounted for as an equity method investment. Income from equity method investments totaled $1.3 million for the full year of 2015 as compared to a slight negative return for the full year of 2014.

oInsurance revenues for 2015 increased $0.9 million, or 8.0%, to $12.0 million.

•Noninterest income as a percentage of operating income was 21.1% for the fourth quarter of 2015, as compared to 20.4% and 20.8%, respectively, for the linked- and prior-year quarters.

Operating Expenses

	Quarter ended (unaudited)			4Q15 change vs.
(in thousands)	4Q15	3Q15	4Q14	3Q15		4Q14
Noninterest expense:
Salaries and employee benefits	$17,095	$15,916	$16,618	$1,179	7.4%	$477	2.9%
Stock-based compensation expense	713	707	712	6	0.8%	1	0.1%
Occupancy expenses, premises and equipment	3,301	3,371	3,358	(70)	(2.1)%	(57)	(1.7)%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,704	4,653	4,229	51	1.1%	475	11.2%
Net (gain) loss on OREO, repossessed assets and other	(246)	(59)	(169)	(187)	(316.9)%	(77)	(45.6)%
Total noninterest expense	$25,717	$24,738	$24,898	$979	4.0%	$819	3.3%

•Total noninterest expense increased $1.0 million from the linked-quarter and $0.8 million from the prior-year quarter.

oDuring the fourth quarter of 2015, the Company eliminated several job positions and recorded related severance expense of $1.0 million.

•For the full year, total noninterest expenses excluding gains or losses on assets were $100.5 million and $96.7 million, respectively, for 2015 and 2014, a 3.9% increase.  Excluding the fourth quarter of 2015 severance charge, the annual increase was 2.9%.

•The efficiency ratio was 67.9% for the full year of 2015, as compared to 70.3% for the prior year.  For the fourth quarter of 2015, the efficiency ratio was 68.5%, and 65.8% excluding the severance charge noted above.

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Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.4 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Results of the impairment analysis related to the large Commercial & Industrial credit discussed in this release.

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

December 31, 2015

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share amounts)	2015	2014	2015	2014
INCOME STATEMENT DATA
Interest income	$31,081	$29,611	$121,266	$114,317
Interest expense	2,845	2,043	9,590	8,429
NET INTEREST INCOME BEFORE PROVISION	$28,236	$27,568	$111,676	$105,888
Noninterest income	$7,985	$7,492	$30,667	$27,909
Noninterest expense	$25,717	$24,898	$100,177	$94,136

PERIOD END BALANCES
Investments			$512,812	$484,621
Loans			2,699,205	2,405,575
Intangible assets			1,926	2,526
Deposits			2,741,712	2,492,291
Subordinated debentures			131,197	72,166
Interest-earning assets			3,230,664	2,927,132
Interest-bearing liabilities			1,872,033	1,653,738

BALANCE SHEET AVERAGES
Average investments			$499,219	$522,822
Average loans			2,517,766	2,259,265
Average deposits			2,614,410	2,337,116
Average subordinated debentures			102,884	72,166
Average interest-earning assets			3,041,127	2,802,605
Average interest-bearing liabilities			1,759,619	1,612,644

	Year ended December 31,
(in thousands)	2015	2014

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$15,717	$8,994
Loans 90 days or more past due and accruing interest	505	161
Total nonperforming loans	16,222	9,155
OREO & repossessed assets	5,079	5,819
Total nonperforming assets	$21,301	$14,974

Performing renegotiated loans	$28,196	$27,275
Classified loans	$51,078	$36,940

Nonperforming loans to total loans	0.60%	0.38%
Nonperforming loans and OREO to total loans and OREO	0.79%	0.62%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$14,255	$854	$15,109	$1,175,379	1.29%
Real estate - mortgage	-	499	499	1,016,268	0.05%
Construction & land	27	-	27	201,281	0.01%
Consumer	82	505	587	253,317	0.23%
Other loans	-	-	-	52,960	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$19,267	$2,034	$21,301	$2,704,284	0.79%

Total loans	$1,845,292	$853,913	$2,699,205
Total loans and OREO	1,850,195	854,089	2,704,284
Nonperforming loans to loans	0.78%	0.22%	0.60%
Nonperforming loans and OREO to total loans and OREO	1.04%	0.24%	0.79%

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CoBiz Financial Inc.

December 31, 2015

(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2015	2015	2015	2015	2014
Interest income	$31,081	$30,177	$30,044	$29,964	$29,611
Interest expense	2,845	2,810	1,972	1,963	2,043
Net interest income before provision	28,236	27,367	28,072	28,001	27,568
Noninterest income:
Deposit service charges	$1,424	$1,490	$1,455	$1,493	$1,404
Investment advisory income	1,388	1,478	1,471	1,495	1,454
Insurance income	2,937	3,023	3,137	2,950	2,872
Other income	2,236	1,433	1,877	1,380	1,762
Total noninterest income	$7,985	$7,424	$7,940	$7,318	$7,492
Noninterest expense:
Salaries and employee benefits	$17,095	$15,916	$16,216	$16,975	$16,618
Stock-based compensation expense	713	707	739	1,165	712
Occupancy expenses, premises and equipment	3,301	3,371	3,258	3,149	3,358
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,704	4,653	4,091	3,893	4,229
Net (gain) loss on securities, other assets and OREO	(246)	(59)	(95)	31	(169)
Total noninterest expense	$25,717	$24,738	$24,359	$25,363	$24,898

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,122	41,067	41,028	40,988	40,770
Diluted weighted average common shares outstanding (in thousands)	40,874	40,824	40,742	40,456	40,374

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CoBiz Financial Inc.

December 31, 2015

(unaudited)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2015	2015	2015	2015	2014
PERIOD END BALANCES
Investments	$512,812	$513,864	$493,292	$488,186	$484,621
Loans	2,699,205	2,621,053	2,496,113	2,449,542	2,405,575
Intangible assets	1,926	2,076	2,226	2,376	2,526
Deposits	2,741,712	2,707,413	2,632,386	2,547,217	2,492,291
Subordinated debentures	131,197	131,178	131,159	72,166	72,166
Interest-earning assets	3,230,664	3,171,849	3,008,533	2,945,276	2,927,132
Interest-bearing liabilities	1,872,033	1,883,026	1,767,240	1,691,143	1,653,738
LOANS
Commercial	$1,175,379	$1,173,950	$1,100,416	$1,034,189	$977,699
Real estate - mortgage	1,016,268	918,191	934,923	974,785	989,719
Construction & land	201,281	229,284	203,262	179,749	181,864
Consumer	253,317	244,994	212,730	213,543	207,955
Other	52,960	54,634	44,782	47,276	48,338
Gross loans	$2,699,205	$2,621,053	$2,496,113	$2,449,542	$2,405,575
Gross Loans - Colorado	$1,845,292	$1,798,543	$1,744,418	$1,729,317	$1,732,453
Gross Loans - Arizona	$853,913	$822,510	$751,695	$720,225	$673,122
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$804,777	$832,131	$770,076	$687,199	$661,519
Interest-bearing demand	585,524	572,848	618,272	589,401	531,365
Savings	18,078	18,540	19,384	16,811	15,236
Certificates of deposits under $100	21,515	22,220	22,487	23,405	24,184
Certificates of deposits $100 and over	94,260	100,958	105,111	113,030	122,216
Reciprocal CDARS	37,223	32,969	42,424	57,317	64,607
Total interest-bearing deposits	1,561,377	1,579,666	1,577,754	1,487,163	1,419,127
Noninterest-bearing demand deposits	1,180,335	1,127,747	1,054,632	1,060,054	1,073,164
Total deposits	2,741,712	2,707,413	2,632,386	2,547,217	2,492,291
Customer repurchase agreements	47,459	62,182	58,328	58,814	49,976
Total deposits and customer repurchase agreements	$2,789,171	$2,769,595	$2,690,714	$2,606,031	$2,542,267

BALANCE SHEET AVERAGES
Average investments	$512,638	$513,469	$483,867	$486,460	$491,764
Average loans	2,651,689	2,539,774	2,467,522	2,409,171	2,360,469
Average deposits	2,738,796	2,631,887	2,588,477	2,495,616	2,450,685
Average subordinated debentures	131,187	131,167	76,056	72,166	72,166
Average interest-earning assets	3,183,463	3,080,460	2,975,133	2,916,283	2,877,329
Average interest-bearing liabilities	1,835,549	1,804,693	1,729,251	1,666,630	1,624,211
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$15,717	$4,881	$4,075	$6,088	$8,994
Loans 90 days or more past due and accruing interest	505	-	-	-	161
Total nonperforming loans	16,222	4,881	4,075	6,088	9,155
OREO and repossessed assets	5,079	5,481	5,786	5,786	5,819
Total nonperforming assets	$21,301	$10,362	$9,861	$11,874	$14,974
Performing renegotiated loans	$28,196	$29,567	$29,806	$27,139	$27,275
Classified loans	$51,078	$41,190	$46,277	$36,792	$36,940
ASSET QUALITY MEASURES
Nonperforming loans to total loans	0.60%	0.19%	0.16%	0.25%	0.38%
Nonperforming loans and OREO to total loans and OREO	0.79%	0.39%	0.39%	0.48%	0.62%

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CoBiz Financial Inc.

December 31, 2015

(unaudited)

	For the three months ended,
	December 31, 2015			September 30, 2015			December 31, 2014
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Interest-Earning Assets
Federal funds sold and other	$19,136	$14	0.29%	$27,217	$17	0.24%	$25,096	$31	0.48%
Investment securities	512,638	3,518	2.75%	513,469	3,540	2.76%	491,764	3,586	2.92%
Loans	2,651,689	29,221	4.31%	2,539,774	28,162	4.34%	2,360,469	26,965	4.47%
Total interest-earning assets	$3,183,463	$32,753	4.04%	$3,080,460	$31,719	4.04%	$2,877,329	$30,582	4.17%

Interest-Bearing Liabilities and Deposits
Deposits
Money market	$812,953	$553	0.27%	$798,098	$546	0.27%	$645,435	$517	0.32%
Interest-bearing demand	581,622	202	0.14%	575,977	193	0.13%	528,639	196	0.15%
Savings	18,749	3	0.06%	19,047	3	0.06%	16,723	3	0.07%
Certificates of deposit
Reciprocal	34,796	15	0.17%	37,333	19	0.20%	64,160	48	0.30%
Under $100	21,626	21	0.39%	22,401	22	0.39%	24,536	16	0.26%
$100 and over	97,759	124	0.50%	103,636	133	0.51%	124,330	172	0.55%
Total interest-bearing deposits	$1,567,505	$918	0.23%	$1,556,492	$916	0.23%	$1,403,823	$952	0.27%
Other borrowings
Securities sold under agreements to repurchase	52,090	8	0.06%	60,687	9	0.06%	58,007	16	0.11%
Other short-term borrowings	84,767	71	0.33%	56,347	37	0.26%	90,215	36	0.16%
Long term-debt	131,187	1,849	5.52%	131,167	1,848	5.51%	72,166	1,039	5.63%
Total interest-bearing liabilities	$1,835,549	$2,846	0.61%	$1,804,693	$2,810	0.61%	$1,624,211	$2,043	0.50%
Noninterest-bearing demand accounts	1,171,291			1,075,395			1,046,862
Total deposits and interest-bearing liabilities	$3,006,840			$2,880,088			$2,671,073
Net interest income - taxable equivalent		$29,907			$28,909			$28,539
Net interest spread			3.43%			3.43%			3.67%
Net interest margin			3.73%			3.72%			3.94%

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	For the year ended December 31,
	2015			2014
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Interest-Earning Assets
Federal funds sold and other	$24,142	$58	0.24%	$20,518	$102	0.50%
Investment securities	499,219	13,935	2.79%	522,822	15,742	3.01%
Loans	2,517,766	112,994	4.49%	2,259,265	102,281	4.53%
Total interest-earning assets	$3,041,127	$126,987	4.18%	$2,802,605	$118,125	4.21%

Interest-Bearing Liabilities and Deposits
Deposits
Money market	$758,389	$2,102	0.28%	$610,525	$1,954	0.32%
Interest-bearing demand	585,241	789	0.13%	488,255	886	0.18%
Savings	18,015	10	0.06%	15,140	10	0.07%
Certificates of deposit
Reciprocal	45,187	99	0.22%	69,465	222	0.32%
Under $100	22,687	90	0.40%	25,888	110	0.42%
$100 and over	107,608	550	0.51%	134,158	685	0.51%
Total interest-bearing deposits	$1,537,127	$3,640	0.24%	$1,343,431	$3,867	0.29%
Other borrowings
Securities sold under agreements to repurchase	57,280	36	0.06%	83,543	154	0.18%
Other short-term borrowings	62,328	178	0.29%	113,504	286	0.25%
Long term-debt	102,884	5,737	5.58%	72,166	4,122	5.71%
Total interest-bearing liabilities	$1,759,619	$9,591	0.55%	$1,612,644	$8,429	0.52%
Noninterest-bearing demand accounts	1,077,283			993,685
Total deposits and interest-bearing liabilities	$2,836,902			$2,606,329
Net interest income - taxable equivalent		$117,396			$109,696
Net interest spread			3.63%			3.69%
Net interest margin			3.86%			3.91%

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CoBiz Financial Inc.

December 31, 2015

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy.  These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to total noninterest expense adjusted to exclude certain expenses.

	Year ended December 31,		Increase
(in thousands)	2015	2014	Amount	%
Total noninterest expense - GAAP	$100,177	$94,136	$6,041	6.4%
Adjusted for:
Net gain on securities, other assets and OREO	369	2,597	(2,228)	(85.8)%
Total noninterest expense - non-GAAP	$100,546	$96,733	$3,813	3.9%
Excluding Severance	(1,043)	-	(1,043)	(100.0)%
Total noninterest expense - non-GAAP	$99,503	$96,733	$2,770	2.9%

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